UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 24, 2020
Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
_____________________

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105
(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BDC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 24, 2020, Belden Inc. (the “Company”) announced that its information technology network was impacted by a data incident. The Company took immediate steps to contain the incident and has notified and, is working closely with, law enforcement and cybersecurity experts. This issue did not impact production at the Company’s manufacturing plants, or its shipping and quality control, which, along with all other company functions, are operating normally.

Based on the information known to date, the Company believes that personal information of current and former employees, as well as limited company information of some of our business partners was accessed. The Company is taking steps to notify impacted individuals and companies in addition to the appropriate governmental data privacy authorities. Impacted individuals will be offered credit monitoring and/or identity protection services, where available, at no charge.

The Company does not believe that the incident will have a material impact on its business or financial condition.

Security, in all forms, remains a critical priority at Belden, and the Company will continue to take all appropriate measures to further safeguard the integrity of its information technology infrastructure.

Forward-Looking Statements

The Company’s beliefs relating to the impact of the incident and its plans for responding are forward-looking statements. Actual results could differ materially from those suggested by these statements for a number of reasons including the possibility that the scope of the incident is greater than currently is believed as well as the risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 11, 2020, as well as modifications made to our risk factors throughout the year, including as disclosed in our first quarter 2020 Form 10-Q filed with the SEC on May 4, 2020, and as such risk factors may be updated from time to time in the Company’s periodic filings with the SEC. Such Annual Report and the Company’s other periodic filings are accessible on the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company disclaims any obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: November 24, 2020	By:	/s/ Brian E. Anderson
Brian E. Anderson
Senior Vice President-Legal, General
Counsel and Corporate Secretary

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